UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2019

TEMIR CORP.

(Exact name of registrant as specified in Charter)

Nevada	333-213996	98-1321204
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Suite 1206, 12/F, 69 Jervois Street, Sheung Wan, Hong Kong

(Address of Principal Executive Offices)

852 2852 7388

(Registrant’s telephone number)

54 Frutovaya Street

Bishkek, Kyrgyzstan 720027

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

HK960453.1
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o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TMRR	OTC Markets – Pink Sheet

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 15, 2019, Stanislav Pak resigned as the President, Chief Executive Officer, Chief Financial Officer and Director of Temir Corp. (the “Company”). Mr. Pak’s resignation as President, Chief Executive Officer, Chief Financial Officer is effective immediately. Mr. Pak’s resignation as a Director will become effective ten (10) days following the filing by the Company of the Information Statement on Schedule 14f-1 with the United States Securities and Exchange Commission. Prior to Mr Pak’s resignation, he appointed Mr. Roy Kong Hoi Chan as the Company’s new President, Mr. Alex Kwok Fai Yuen as the Company’s new Secretary, Mr. Brian Hung Ngok Wong as the Company’s new Chief Executive Officer and Mr. Brian Kong Wai Chan as the Company’s new Chief Financial Officer. Mr. Roy Kong Hoi Chan and Mr. Alex Kwok Fai Yuen shall also become executive Directors of the  Company and Mr. Mark Ko Chiu Yip, Mr. Bon Pok Yin Cheung and Mr. Alan Yuk Lun Wong shall become independent non-executive Directors of the Company.  There were no disagreements between Mr. Pak and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation.

Set forth below is information regarding the Company’s newly appointed directors and executive officers.

Name	Age	Positions
Roy Kong	41	Executive Director and President
Alex Kwok Fai Yuen	40	Executive Director and Secretary
Mark Ko Chiu Yip	37	Independent non-executive Director
Bon Pok Yin Cheung	41	Independent non-executive Director
Alan Yuk Lun Wong	45	Independent non-executive Director
Brian Hung Ngok Wong	53	Chief Executive Officer
Brian Kong Wai Chan	39	Chief Financial Officer

Mr. Roy Kong Hoi Chan (“Mr. Roy Chan”)

Mr. Roy Chan, 41, is the founder of JTI Securities Limited and JTI Financial Services Group (“JTI group”). Mr. Roy Chan has held senior management roles of the JTI group since 2011.  Prior to joining the JTI group, Mr. Chan had over 10 years of working experience in the banking and finance sectors.  Mr. Roy Chan obtained a Master of Business Administration and a Master of Corporate Finance.

Mr. Alex Kwok Fai Yuen (“Mr. Yuen”)

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Mr. Yuen, 40, is a sole owner of a professional consultancy firm which provides corporate advisory services. Mr. Yuen started his career at Deloitte Touche Tohmatsu and has been focusing on risk management and regulatory compliance for more than 10 years. Mr. Yuen is an expert in terms of corporate governance, anti-money laundering and regulatory compliance.  Apart from working at Deloitte, Mr. Yuen has worked at different financial institutions as a compliance and risk expert, including asset management, securities brokerage, private banking and investment banking. Mr. Yuen obtained a Bachelor of Science and a Certified Anti-Money Laundering Specialist (CAMS) certification.

Mr. Mark Ko Chiu Yip (“Mr. Yip”)

Mr. Yip, 37, has served as the general manager of Cybernetics Property Mortgage Ltd. (“Cybernetics”) since 2013. Mr. Yip is a specialist on mortgage and personal loan consulting services with over 11 years of experience. Mr. Yip has good business relationships with banks and property agencies in Hong Kong. Before he took the senior management role in Cybernetics, he held an executive position at mReferral Corporation (HK) Ltd.  Mr. Yip obtained a Master of Business Administration.

Mr. Bon Pok Yin Cheung (“Mr. Cheung”)

Mr. Cheung, 41, is the founder and principal of Messrs. P. Y. Cheung & Co., a legal practice which specializes mainly in the field of commercial and company law, civil and criminal litigation, construction-related arbitration, probate and administration, matrimonial matters, personal injury and employees’ compensation claim, and conveyancing and tenancy. Prior to founding Messrs. P. Y. Cheung & Co, he was a consultant of Messrs. David Y. Y. Fung & Co. Apart from being a legal practitioner, Mr. Cheung is also a software engineer with experience in computer software programming, computer systems design and project management.  Mr. Cheung obtained a Master of Computer Science, a Bachelor of Law and a Bachelor of Science.

Mr. Alan Yuk Lun Wong (“Mr. Alan Wong”)

Mr. Alan Wong, 45, is a director of TUS International Limited, Huisheng International Holding Limited and Tech Pro Technology Development Limited, all of which are companies listed on The Stock Exchange of Hong Kong Limited. Mr. Alan Wong had been working with various accounting firms and commercial companies for approximately 20 years and was responsible for work related to financial management, taxation, audit and non-audit services. He obtained a Bachelor of Accounting and Finance.

Mr. Brian Hung Ngok Wong (“Mr. Brian Wong”)

Mr. Brian Wong, 53, is a director and the chief financial officer of Murchison Holdings Limited (“Murchison”) and Quest Investments Limited (“Quest”), both of which are listed on the Australian Stock Exchange. Mr. Brian Wong has held senior management roles at Quest and Murchison since 2004. Mr. Brian Wong has over 30 years of working experience in banking, equities market and corporate finance, including at Hang Seng Bank Limited and Citibank Investment Banking Group.  Mr. Brian Wong obtained a Master of Accounting, FAIA and AHKSI.

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Mr. Brian Kong Wai Chan (“Mr. Brian Chan”)

Mr. Brian Chan, 39, is the brother of Mr. Roy Chan and a co-founder of the JTI group. Mr. Chan has held senior financial management roles of the JTI group since 2011. Before joining the JTI group, Mr. Brian Chan had over 10 years of working experience at a renowned certified public accounting firm as companies’ auditors.  Mr. Brian Chan obtained a Bachelor of Arts.

There are no employment agreements between the Company and Messrs. Roy Kong Hoi Chan, Alex Kwok Fai Yuen, Mark Ko Chiu Yip, Bon Pok Yin Cheung, Alan Yuk Lun Wong, Brian Hung Ngok Wong and Brian Kong Wai Chan, nor are there any arrangements or plans in which the Company will provide compensation, bonus, pension, retirement, or similar benefits to Messrs. Roy Kong Hoi Chan, Alex Kwok Fai Yuen, Mark Ko Chiu Yip, Bon Pok Yin Cheung, Alan Yuk Lun Wong, Brian Hung Ngok Wong and Brian Kong Wai Chan. There have been no transactions to which the Company was or is to be a party, in which Messrs. Roy Kong Hoi Chan, Alex Kwok Fai Yuen, Mark Ko Chiu Yip, Bon Pok Yin Cheung, Alan Yuk Lun Wong, Brian Hung Ngok Wong and Brian Kong Wai Chan had, or will have, a direct or indirect material interest.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMIR CORP.

                                          By: /s/ Brian Hung Ngok Wong

                                    Name: Brian Hung Ngok Wong

                                          Title: Chief Executive Officer

Date: July 15, 2019

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